Exhibit 3.1

UNITED COMMUNITY FINANCIAL CORP.

Incorporated by reference to the Registration Statement on Form S-1 filed by United Community on March 13, 1998 with the Securities and Exchange Commission (SEC), Exhibit 3.1.